UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 29, 2010

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 29, 2010, Amgen Inc. (the “Company”) issued a press release announcing its unaudited results of operations and financial condition for the three and six months ended June 30, 2010 and as of June 30, 2010, respectively. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release, the Company included certain historical non-U.S. Generally Accepted Accounting Principles (“non-GAAP”) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission with respect to June 30, 2010 and for the three and six months ended June 30, 2010 and 2009. Reconciliations for such historical non-GAAP financial measures are attached to the press release set forth as Exhibit 99.1 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

As of June 30, 2010

As of June 30, 2010, the Company reported a non-GAAP financial measure for total outstanding debt which excluded the impact of adopting a new accounting standard, effective January 1, 2009, on the carrying values of its convertible notes. The Company believes that excluding the impact of this accounting standard on its total outstanding debt provides a supplemental measure that will facilitate comparisons before, during and after its convertible notes are outstanding.

Three and six months ended June 30, 2010

For the three and six months ended June 30, 2010, the Company’s adjustments to GAAP financial measures relate to amounts associated with: the impact of expensing stock options; the Company’s acquisitions of Avidia, Inc. in October 2006 (the “Avidia Acquisition”), Abgenix, Inc. in April 2006 (the “Abgenix Acquisition”) and Immunex Corporation in July 2002 (the “Immunex Acquisition”); the incremental non-cash interest expense resulting from a change in the accounting for our convertible notes effective January 1, 2009 (the “Non-Cash Interest Expense”); and, for the six months ended June 30, 2010, the net benefit arising from settlements of certain legal proceedings (the “2010 Legal Accruals”). For the three and six months ended June 30, 2010, the Company’s adjustments to GAAP financial measures also include the tax effect of the adjustments in 2010, discussed below (the “2010 Tax Effect”).

For the three and six months ended June 30, 2010, the Company reported non-GAAP financial results for cost of sales (excludes amortization of certain acquired intangible assets) (“COS”) expense, research and development (“R&D”) expense, selling, general and administrative (“SG&A”) expense, interest expense, net (“Interest expense, net”) and diluted shares used in the calculation of adjusted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options. R&D expense was also adjusted to exclude the ongoing, non-cash amortization of the R&D technology intangible assets with alternative future uses acquired with the Abgenix Acquisition and the Avidia Acquisition (the “R&D Technology Intangible Assets’ Amortization”). Interest expense, net was adjusted to exclude the Non-Cash Interest Expense. Diluted shares used in the calculation of adjusted earnings per share were adjusted to exclude the related effects of expensing stock options. The Company believes that excluding the impact of expensing stock options and the related effects of expensing stock options provide supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the Non-Cash Interest Expense provides a supplemental measure that will facilitate comparisons before, during and after such expense is incurred.

For the three and six months ended June 30, 2010, the Company reported non-GAAP adjusted provisions for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, the foregoing expense amounts and the related effects of expensing stock options on diluted shares used in the calculation of adjusted earnings per share for the reasons discussed above, the ongoing, non-cash amortization of acquired product technology rights related to the Immunex Acquisition (primarily Enbrel®) (the “Immunex Intangible Assets’ Amortization”), the 2010 Tax Effect and, for the six months ended June 30, 2010, the 2010 Legal Accruals. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2010 Legal Accruals provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur. The Company believes that excluding the 2010 Tax Effect provides a supplemental measure that will facilitate comparisons before, during and after the related adjustments have occurred.

Three and six months ended June 30, 2009

For the three and six months ended June 30, 2009, the Company’s adjustments to GAAP financial measures relate to amounts associated with: the impact of expensing stock options; the Avidia Acquisition, the Abgenix Acquisition and the Immunex Acquisition; the Company’s restructuring plan announced in August 2007 and the additional cost saving initiatives subsequently identified (the “2009 Restructuring Amounts”); charges related to the loss accruals for certain legal settlements (the “2009 Legal Accruals”); the Non-Cash Interest Expense; the income tax benefit recognized as a result of resolving certain non-routine transfer pricing issues with the Internal Revenue Service for prior periods (the “Income Tax Benefit”); and, for the six months ended June 30, 2009, the net tax benefit resulting from adjustments to previously established deferred taxes, primarily related to prior acquisitions and stock option expense, due to changes in California tax law effective for future periods (the “State Tax Adjustment”). For the three and six months ended June 30, 2009, the Company’s adjustments to GAAP financial measures also include the tax effect of the adjustments in 2009, discussed below, excluding the Income Tax Benefit and the State Tax Adjustment (the “2009 Tax Effect”).

For the three and six months ended June 30, 2009, the Company reported non-GAAP financial results for COS expense, R&D expense, SG&A expense, Interest expense, net and diluted shares used in the calculation of adjusted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options and the 2009 Restructuring Amounts. R&D expense was also adjusted to exclude the R&D Technology Intangible Assets’ Amortization. Interest expense, net was adjusted to exclude the Non-Cash Interest Expense. Diluted shares used in the calculation of adjusted earnings per share were adjusted to exclude the related effects of expensing stock options. The Company believes that excluding the impact of expensing stock options and the related effects of expensing stock options provide supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2009 Restructuring Amounts and the Non-Cash Interest Expense provide supplemental measures that will facilitate comparisons between periods before, during and after such expenses are incurred.

For the three and six months ended June 30, 2009, the Company reported non-GAAP adjusted provisions for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, the foregoing expense amounts and the related effects of expensing stock options on diluted shares used in the calculation of adjusted earnings per share for the reasons discussed above, the Immunex Intangible Assets’ Amortization, the 2009 Restructuring Amounts, the 2009 Legal Accruals, the Income Tax Benefit, the 2009 Tax Effect, and, for the six months ended June 30, 2009, the State Tax Adjustment. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2009 Restructuring Amounts provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the 2009 Legal Accruals, the Income Tax Benefit and the State Tax Adjustment provide supplemental measures that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the 2009 Tax Effect provides a supplemental measure that will facilitate comparisons before, during and after the related adjustments have occurred.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Due to the differing treatments of expensing stock options for the purpose of presenting adjusted earnings per share within and across industries, the Company also reported non-GAAP adjusted earnings per share including the impact of expensing stock options for the three and six months ended June 30, 2010 and 2009, as a convenience to investors.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated July 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: July 29, 2010	By:	/s/ Michael A. Kelly
	Name:	Michael A. Kelly
	Title:	Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press release dated July 29, 2010

6